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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) February 1, 2006

                                  Neoware, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)
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
Delaware                                000-21240                               23-2705700
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(State or Other Jurisdiction        (Commission File Number)          (IRS Employer Identification No.)
 of Incorporation)
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3200 Horizon Drive, King of Prussia, Pennsylvania                  19406
    (Address of Principal Executive Offices)                    (Zip Code)

                                 (610) 277-8300
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02         Results of Operations and Financial Condition.

         On February 1, 2006, Neoware, Inc. (the "Company") issued a press release announcing its results for the second quarter ended December 31, 2005. The full text of the press release is set forth in Exhibit 99.1 hereto.

Item 9.01         Financial Statements and Exhibits.

(c) Exhibits. The following document is filed as an exhibit to this report.

99.1     Press Release dated February 1, 2006


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..
                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                    NEOWARE, INC.


Dated:  February 1, 2006            By: /S/ Keith D. Schneck,
                                       ----------------------
                                    Keith D. Schneck, Executive Vice President
                                    and Chief Financial Officer